UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 30, 2020

__________

INTEGRATED BIOPHARMA, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-31668	22-2407475
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

225 Long Avenue

Hillsdale, New Jersey 07205

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 926-0816

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 30, 2020, Integrated BioPharma, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 29,565,943 shares of the Company's common stock, par value $0.002 per share, were entitled to vote as of the close of business on October 23, 2020, the record date for the Annual Meeting. The holders of 20,542,719 shares of common stock, representing a quorum, were present in person or represented by proxy at the Annual Meeting, at which the shareholders were asked to vote on two proposals. The proposals are described in detail in the Company’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to shareholders on or about October 28, 2020.  Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 –To elect three Class II directors for a three-year term to serve until the 2023 Annual Meeting of Stockholders

The Company’s shareholders voted for the election of the three Class II directors to serve until the 2023 Annual Meeting of Stockholders (subject to their respective earlier removal, death or resignation) and until their successors are elected and qualified.  The final voting results were as follows:

			Broker
	For	Withheld	Non-Votes
Christina Kay	18,469,431	63,940	2,009,348
Robert Canarick	18,374,731	158,640	2,009,348
William Milmoe	18,369,480	163,891	2,009,348

Proposal No. 2 – To ratify the appointment of the Company’s independent auditors for the fiscal year ending June 30, 2021

The Company’s shareholders voted in favor of ratifying the appointment of Friedman, LLP, the Company’s independent auditors, for the fiscal year ending June 30, 2021. The final voting results were as follows:

For	Against	Abstain
20,248,618	221,260	72,842

Proposal No. 2 was approved by the shareholders, as recommended by the Company’s board of directors.

There were no other transactions presented at the 2020 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2020	INTEGRATED BIOPHARMA, INC.

By: /s/ Dina L. Masi
Dina L. Masi
Chief Financial Officer